UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22533

                Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                   Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:  312-368-5510

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2018

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report

April 30, 2018

Fund Distributions and Managed Distribution Plan: Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution on its common stock since September 2011. In June 2015, the Fund’s Board of Directors (the “Board”) adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a quarterly distribution on its common stock of 35.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source. As the most recent quarterly statement from the Fund indicated, the cumulative distributions paid this fiscal year to date through April 30, 2018 were estimated to be composed of net investment income, capital gains and return of capital.

The amounts and sources of distributions reported in written statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpgfund.com under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

June 14, 2018

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and with its Managed Distribution Plan, the Fund declared two quarterly distributions in the first half of the 2018 fiscal year. The 35 cent quarterly dividend, without compounding, would be $1.40 annualized, which is equal to 9.8% of the April 30, 2018 closing price of $14.24 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About the Fund” for important information about the Fund and its Managed Distribution Plan.

On a net asset value (“NAV”) basis, the Fund’s five-year annualized total return (income plus change in the NAV of the portfolio) was 1.0% through April 30, 2018, which trails the Composite Index, which had a 1.8% annualized total return for that same period. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market value basis, the Fund had a five-year annualized total return of 1.2% through April 30, 2018. For the year ended April 30, 2018, the Fund’s NAV total return was -6.4% and its market value total return was -7.8%, compared to the Composite Index’s -1.8% total return.

The table below compares the performance of the Fund to various market indices. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.

Total Return[1] For the period indicated through April 30, 2018
	Six Month	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Global Utility Income Fund Inc.
Market Value[2]	-5.4%	-7.8%	-3.2%	1.2%
Net Asset Value[3]	-3.6%	-6.4%	-4.3%	1.0%
Composite Index[4]	-0.5%	-1.8%	-1.4%	1.8%
Alerian MLP Index[4]	-0.7%	-12.5%	-10.7%	-4.5%
MSCI U.S. Utilities Index[4]	-5.2%	1.9%	7.2%	6.7%
MSCI World ex U.S. Utilities Index[4]	1.5%	14.2%	3.5%	3.7%
MSCI World Telecom Services Index[4]	0.8%	2.0%	0.8%	4.3%

¹	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.

In the U.S. equity markets this year, value stocks have underperformed growth stocks, a trend that has held for at least the past few years. Income-oriented value sectors (including the utility, energy and telecom sectors in which the Fund invests) have performed even more poorly. Calendar year-to-date through April 30th, the S&P 500 Utilities Index was down -2.2% on a price basis and the S&P 500 Telecom Services Index was down -10.7% on a price basis. Over the same period, the Alerian MLP Index was down -6.2% on a price basis. The situation overseas was a little better, with the MSCI World ex U.S. Utilities Index up 2.8% on a price basis, while the MSCI World Telecom Services Index was down -5.0% on a price basis. Income-oriented sectors seem to have been hurt by investors’ desire to rotate into growth sectors, the fact that prior stock valuations were based on low interest rates and a fear of further rising interest rates.

Infrastructure: Over the past year, the Fund has begun making investments in infrastructure companies. Infrastructure names held by the Fund at the end of April are: Vinci SA, Canadian National Railway, CSX Corp, and Sydney Airport. As an asset class, “infrastructure” usually refers to sectors such as railroads, toll road concessions and construction, airport concessions, and water and waste services. A large number of infrastructure companies are located outside of the United States. Infrastructure companies are similar in many ways to utilities and can have good income and investment characteristics that make them attractive for the Fund to own.

Infrastructure companies generally own—or have concessions to operate and receive income from—hard-to-replicate, fixed assets which have high barriers to entry. Those assets are heavily regulated and may be operated under concessions from national or local governments. Infrastructure companies often have long-term contracts with some measure of inflation protection or good pricing power. Compared to the broader market, they tend to have above-average current income and moderate growth tied to underlying volume growth. Although their growth is tied to economic activity, they generally have reduced sensitivity to economic cycles. Infrastructure companies also come with their own set of risks, including political, regulatory, and operational risks. Infrastructure companies can be adversely impacted by general and local economic conditions, changes in regulations and environmental problems. Infrastructure companies can also be affected by changes in interest rates, especially since their assets tend to be long-lived. Investing internationally involves additional risks such as currency, political, accounting, economic, and market risks. The Fund’s investment adviser, Duff & Phelps Investment Management, has experience in managing infrastructure companies since 2008.

Mergers and Acquisitions: Over the past six months, merger and acquisition activity has increased, as is typical in the later phase of an economic cycle, and utilities, telecommunications companies and midstream energy master limited partnerships (“MLPs”) have not been left out.

In the utility and telecommunications industries, acquisitions usually involve modest premiums and face long, complicated regulatory approval processes. But acquisitions can create opportunities to realize cost synergies and to boost growth at the merged company. A quick review of transactions in the sectors in which the Fund invests shows the extent of recent activity.

In April 2018, one of the Fund’s holdings, CenterPoint Energy, announced its intent to acquire Vectren Corp, an Indiana-based gas and electric utility. Reports had originally surfaced in August 2017 that such a deal was in the works. Both companies are well-managed utilities and the combination of their unregulated businesses is expected to create synergies and add to growth at CenterPoint.

In January, Dominion Energy announced its intention to buy SCANA Corp in an all-stock transaction which aimed to bring Dominion’s scale and expertise to the South Carolina utility. Unfortunately, political and regulatory developments centered on SCANA’s stranded nuclear plant may derail the acquisition.

The merger between another of the Fund’s holdings, Great Plains Energy (based in Missouri), and Westar Energy (based in Kansas) has been two years in the making and, after revising some of the deal terms, received regulatory approvals and closed in early June. The merger is expected to bring synergy benefits to both customers and the companies, and we expect Great Plains’ stock price to benefit from a large share buyback that will commence following the close of the deal.

Moving to the telecommunications sector, the longstanding effort by AT&T Inc. to acquire Time Warner Inc. overcame a Department of Justice antitrust challenge when a federal court ruled in AT&T’s favor on June 12, 2018. The companies are expected to complete the merger imminently. AT&T sees Time Warner as key to its long-term strategy in a rapidly changing industry.

T-Mobile USA and Sprint announced their intent to merge without even waiting for a decision in the AT&T/Time Warner litigation. Their merger would bring the number of national wireless networks operators down from four to three, but would create a stronger entity better able to invest in next-generation 5G networks. If approved, the overlap in the two companies’ networks would impact tower companies, such as Crown Castle International, which is one of the Fund’s holdings. However, given the long-term contracts held by tower companies and the greater ability of a merged company to invest in 5G networks, the ultimate impact of the merger on Crown Castle could be a net positive.

In the midstream energy sector, there have been a number of recent transactions. For example, in March, Tallgrass Energy GP announced that it would buy in its MLP, Tallgrass Energy Partners LP, a Fund holding. Unlike other MLP restructurings, the parent significantly increased its distribution as part of the deal and structured the transaction so that the MLP did not suffer a backdoor distribution cut, a positive for both companies.

In April, Marathon Petroleum announced that it was buying Andeavor, a petroleum refining and marketing company. Marathon’s associated MLP, MPLX LP, a Fund holding, is expected to benefit from this acquisition. MPLX’s price rose on the announcement.

These MLP transactions highlight the fact that the midstream energy sector has entered a period of heightened consolidation and restructuring. This is partly due to the need for MLPs to reduce the incentive distribution rights payments to their general partners and lower their cost of capital. It is also due to investor calls for simplified corporate structures that treat holders of publicly traded limited partnership interests more favorably. The impetus to restructure also got a boost on March 15 when the Federal Energy Regulatory Commission (“FERC”) issued a series of rulings which effectively lowered the rates that MLPs could charge for the use of some of their natural gas pipelines. This raised the cost of holding pipelines in the MLP structure and has led many MLPs to examine ways to mitigate the impact of the ruling, including by converting to a traditional “C-corp” structure.

Following the FERC rulings, in May, Enbridge Inc. announced that it would buy in all of its sponsored vehicles, including Spectra Energy Partners, Enbridge Energy Partners, and Enbridge Energy Management. This would roll-up stranded MLPs, diminish the impact of the tax ruling, and simplify Enbridge’s corporate structure, though at some detriment to the MLPs. Also following the FERC rulings, The Williams Companies, Inc. announced that it would buy out the remaining units in Williams Partners LP, effectively easing part of the impact of the FERC rulings. The Williams Companies, Inc. and Williams Partners LP were both holdings of the Fund. This roll-up transaction was anticipated before the March FERC rulings, but it was undoubtedly accelerated by them.

A number of other MLPs have also recently announced similar transactions or their intent to examine such transactions. We expect that the trend toward simplified structures, whether C-corp or MLP, will continue and will ultimately improve corporate governance and broaden the investor base that will invest in midstream energy.

U.S. Monetary Policy: Beginning in early 2017, U.S. economic growth accelerated. Since that time, job growth has been strong and unemployment has dropped to record lows. At the same time, various measures of inflation have begun to pick up. In response, the Federal Reserve seems to have begun in earnest its campaign to raise interest rates. In June, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, raised the target range for the federal funds rate to between 1.75% and 2.00%. The FOMC has signaled that it expects to raise the range one to two more times this year and three to four times next year.

Over the longer term, a self-sustaining economic recovery, rising inflation expectations, and growing budget deficits could set the stage for a sustained and meaningful rise in interest rates in the United States. However, modest global growth, the deflationary impact of central bank tightening, and even the absolute level of government debt positions could limit the FOMC’s ability to raise the federal funds target rate to a more normal rate. In the near term, we expect growth to moderate somewhat and expect the FOMC to show some willingness to let inflation overshoot its 2% target.

Annual Shareholder Meeting and Board of Directors Update: The annual meeting of the Fund’s shareholders was held on March 13, 2018. At that meeting, holders of the Fund’s common stock re-elected Donald C. Burke, Clifford W. Hoffman and Eileen A. Moran as directors of the DPG Fund.

Effective April 5, 2018, Mr. Hoffman resigned from the Board of Directors. Previously, on March 31, 2018, Virtus Investment Partners, Inc. (“Virtus”), the parent company of the Fund’s investment adviser, Duff & Phelps Investment Management Co., filed a Form 8-K with the SEC, stating that the Audit Committee of the Board of Directors of Virtus had approved the appointment of Deloitte & Touche LLP (“Deloitte”) as Virtus’s independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. Several days later, Mr. Hoffman, who is a retired Deloitte partner, informed the Board that, because of certain ongoing financial relationships he has with Deloitte, he is required to maintain independence from Deloitte’s attest clients, including Virtus, and that, as a result, he had determined that it was necessary for him to resign from the Board. Mr. Hoffman joined the Board in 2016 and management would like to thank him for his insights and guidance during the time he was able to serve on the Board.

Board of Directors Meeting: At the regular June 2018 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 17, 2018, with the distribution to be payable on September 28, 2018.

In June 2015, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 35.0 cent per share quarterly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. The utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2018, the Fund’s leverage consisted of $100 million of floating rate preferred stock and $160 million of floating rate debt. On that date, the total amount of leverage represented approximately 29% of the Fund’s total assets. The Fund’s borrowings and preferred shares pay interest and dividends based on one- and three-month LIBOR (London Interbank Offer Rate) rates, as outlined in Note 7 and Note 8 to the Fund’s financial statements, and rising interest rates increase the cost of the Fund’s leverage.

The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling. In addition, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates. However, while rising interest rates generally have a negative impact on income-oriented investments, if improved growth accompanies the rising rates, the impact can be mitigated. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpgfund.com. We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Eric Elvekrog, CFA, CPA Vice President & Chief Investment Officer	Nathan I. Partain, CFA President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

APRIL 30, 2018

(Unaudited)

Shares	Description	Value
COMMON STOCKS & MLP INTERESTS—141.3%

	⬛ AIRPORT SERVICES—2.5%
2,850,000	Sydney Airport (Australia)	$15,298,240

	⬛ CONSTRUCTION & ENGINEERING—2.6%
155,000	Vinci SA (France)	15,554,469

	⬛ ELECTRIC, GAS AND WATER—58.1%
363,000	American Electric Power Co., Inc.	25,402,740
13,907,400	AusNet Services (Australia)	18,008,664
1,036,000	CenterPoint Energy, Inc.	26,241,880
420,000	CMS Energy Corp.	19,819,800
237,000	DTE Energy Co.	24,979,800
839,000	Emera, Inc. (Canada)	26,131,555
3,530,000	Enel SpA (Italy)	22,456,544
1,716,000	Engie SA (France)	30,151,070
791,000	Fortis, Inc. (Canada)	26,552,514
676,000	Great Plains Energy, Inc.	22,125,480
3,690,000	Iberdrola SA (Spain)	28,589,936
2,353,083	National Grid plc (United Kingdom)	27,302,592
218,000	NextEra Energy, Inc.	35,732,380
434,000	Public Service Enterprise Group, Inc.(1)	22,633,100

		356,128,055

	⬛ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—57.2%
725,944	Antero Midstream GP LP	12,500,756
585,000	BP Midstream Partners LP	11,097,450
480,184	DCP Midstream LP	17,651,564
1,514,519	Energy Transfer Partners LP	27,291,632
953,000	Enterprise Products Partners LP	25,578,520
500,000	GasLog Partners LP (Marshall Islands)	11,875,000

Shares	Description	Value

355,500	Genesis Energy LP	$7,447,725
1,326,854	Kinder Morgan, Inc.	20,990,830
484,223	KNOT Offshore Partners LP (Marshall Islands)	10,265,528
632,575	MPLX LP	22,348,875
1,110,000	NGL Energy Partners LP	14,041,500
735,000	Pembina Pipeline Corp. (Canada)	23,407,570
236,000	Phillips 66 Partners LP	11,700,880
660,000	Plains All American Pipeline LP	15,516,600
500,000	Sunoco LP	13,760,000
343,298	Tallgrass Energy Partners LP	14,147,311
446,528	Targa Resources Corp.	20,973,420
573,000	TransCanada Corp. (Canada)	24,295,432
272,000	Western Gas Partners LP	13,072,320
739,000	Williams Cos., Inc. (The)	19,014,470
372,270	Williams Partners LP	13,550,628

		350,528,011

	⬛ RAILROADS—4.7%
230,000	CSX Corp.	13,659,700
200,000	Canadian National Railway Co. (Canada)	15,447,642

		29,107,342

	⬛ TELECOMMUNICATIONS—16.2%
599,000	BCE, Inc. (Canada)	25,427,550
225,000	Crown Castle International Corp.	22,695,750
9,100,000	Koninklijke KPN N.V. (Netherlands)	28,319,023
9,465,000	Spark New Zealand Ltd. (New Zealand)	23,042,160

		99,484,483

	Total Common Stocks & MLP Interests (Cost $883,212,901)	866,100,600

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

Shares	Description	Value
SHORT-TERM INVESTMENT—3.0%

	⬛ MONEY MARKET MUTUAL FUND—3.0%
18,195,945	BlackRock Liquidity Funds FedFund Portfolio Institutional Shares (seven-day effective yield 1.589%)(2)	$18,195,945

	Total Short-term Investment (Cost $18,195,945)	18,195,945

TOTAL INVESTMENTS BEFORE WRITTEN OPTION—144.3% (Cost $901,408,846)		$884,296,545 (3)

	⬛ WRITTEN CALL OPTION—0.0%
	(See open written option contracts table below)

	Total Written Options (Premiums received $190,955)	(86,800)

TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—144.3% (Cost $901,217,891)		884,209,745
	Secured borrowings—(26.1)%	(160,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(16.3)%	(100,000,000)
	Other assets less other liabilities—(1.9)%	(11,404,259)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$612,805,486

(1) All or a portion segregated for written options.

(2) Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

(3) All or a portion of the total investments before written options have been pledged as collateral for borrowings.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

Open Written Option contracts as of April 30, 2018, were as follows:
Description of Option	Number of Contracts	Contract Notional Amount	Strike Price	Expiration Date	Value
Call Option
Public Service Enterprise Group, Inc.	4,340	$23,870	$55	6/15/18	$(86,800)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2018:

Level 1
Common stocks & MLP interests	$866,100,600
Money market mutual fund	18,195,945

Total investments before written options	$884,296,545
Written options	(86,800)

Total investments after written options	$884,209,745

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1, Level 2, or Level 3 related to securities held at April 30, 2018.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2018

(Unaudited)

ASSETS:
Investments at value (cost $901,408,846)	$884,296,545
Foreign currency at value (cost $261,673)	261,673
Receivables:
Dividends	2,524,625
Reclaims	340,191
Prepaid expenses	35,653

Total assets	887,458,687

LIABILITIES:
Cash Overdraft	384,711
Secured borrowings (Note 8)	160,000,000
Written Options at value (Premiums received $190,955) (Note 5)	86,800
Payables:
Investment securities purchased	13,808,731
Investment advisory fee (Note 3)	697,546
Administrative fee (Note 3)	48,385
Interest on floating rate mandatory redeemable preferred shares (Note 7)	351,500
Interest on secured borrowings (Note 8)	12,156
Accrued expenses	104,332
Floating rate mandatory redeemable preferred shares (liquidation preference $100,000,000, net of deferred offering costs of $840,960) (Note 7)	99,159,040

Total liabilities	274,653,201

NET ASSETS APPLICABLE TO COMMON STOCK	$612,805,486

CAPITAL
Common stock ($0.001 par value; 596,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	624,066,511
Distributions in excess of net investment income	(23,051,186)
Accumulated net realized gain on investments	28,800,391
Net unrealized depreciation on investments and foreign currency translation	(17,152,315)
Net unrealized appreciation on written options	104,155

Net assets applicable to common stock	$612,805,486

NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.16

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2018

(Unaudited)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $1,170,420)	$23,100,758
Less return of capital distributions (Note 2)	(10,371,392)

Total investment income	12,729,366

EXPENSES:
Investment advisory fees (Note 3)	4,465,709
Administrative fees (Note 3)	317,670
Interest expense and fees on secured borrowings (Note 8)	1,914,200
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	1,895,575
Reports to shareholders	81,043
Directors’ fees (Note 3)	69,513
Professional fees	66,223
Accounting agent fees	46,273
Custodian fees	35,529
Transfer agent fees	7,198
Other expenses	54,457

Total expenses	8,953,390

Net investment income	3,775,976

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	30,878,265
Net realized gain (loss) on foreign currency transactions	(31,891)
Net realized gain (loss) on written options	269,331
Net change in unrealized appreciation (depreciation) on investments	(58,340,901)
Net change in unrealized appreciation (depreciation) on foreign currency translation	4,063
Net change in unrealized appreciation (depreciation) on written options	142,658

Net realized and unrealized gain (loss)	(27,078,475)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(23,302,499)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2018 (Unaudited)		For the year ended October 31, 2017
OPERATIONS:
Net investment income	$3,775,976		$15,436,821
Net realized gain (loss)	31,115,705		10,776,211
Net change in unrealized appreciation (depreciation)	(58,194,180)		(10,402,092)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(23,302,499)		15,810,940

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(3,775,976	)*	(16,608,835)
In excess of net investment income	(22,774,888	)*	—
Net realized gain	—	*	(10,852,324)
Return of capital	—	*	(25,640,569)

Decrease in net assets from distributions to common stockholders (Note 6)	(26,550,864)		(53,101,728)

Total increase (decrease) in net assets	(49,853,363)		(37,290,788)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	662,658,849		699,949,637

End of period (including distributions in excess of net investment income of $(23,051,186) and $(276,298), respectively)	$612,805,486		$662,658,849

*	Allocations to net investment income, net realized gain and /or return of capital will be determined at fiscal year end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED APRIL 30, 2018

(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$12,604,183
Interest paid on secured borrowings	(1,911,266)
Expenses paid	(5,296,712)
Amortization of deferred offering costs	89,932
Purchase of long-term investment securities	(237,169,117)
Proceeds from sale of long-term investment securities	254,073,133
Net change in short-term investments	(15,266,379)
Return of capital distributions on investments	10,371,392
Net proceeds from written options	358,789
Interest paid on floating rate mandatory redeemable preferred shares	(1,820,373)
Net realized gain from foreign currency transactions	(31,891)

Net cash provided by operating activities		$16,001,691
Cash flows provided by (used in) financing activities:
Distributions paid	(26,550,864)
Bank overdraft	123,038

Net cash used in financing activities		(26,427,826)

Net decrease in cash and cash equivalents		(10,426,135)
Cash and cash equivalents—beginning of period		10,426,135

Cash and cash equivalents—end of period		$0

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$(23,302,499)
Purchase of long-term investment securities	(237,169,117)
Proceeds from sale of long-term investment securities	254,073,133
Net proceeds from written options	358,789
Net change in short-term investments	(15,266,379)
Net realized gain on investments	(30,878,265)
Return of capital distributions on investments	10,371,392
Amortization of deferred offering costs	89,932
Net realized gain on written options	(269,331)
Net change in unrealized (appreciation) depreciation on investments	58,340,901
Net change in unrealized (appreciation) depreciation on written options	(142,658)
Increase in dividends receivable	(102,191)
Increase in reclaims receivable	(27,055)
Increase in interest payable on secured borrowings	2,934
Decrease in expenses payable	(153,097)
Increase in interest payable on floating rate mandatory redeemable preferred shares	75,202

Total adjustments		39,304,190

Net cash provided by operating activities		$16,001,691

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2018 (Unaudited)	For the year ended October 31,
		2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value, beginning of period	$17.47	$18.45	$19.26	$24.36	$21.81	$19.46

Net investment income	0.10	0.41	0.67	0.70	0.92	0.82
Net realized and unrealized gain (loss)	(0.71)	0.01	(0.08)	(4.40)	3.03	2.93

Net increase (decrease) from investment operations applicable to common stock	(0.61)	0.42	0.59	(3.70)	3.95	3.75

Distributions on common stock:
Net investment income	(0.10)	(0.44)	(0.49)	(0.79)	(1.03)	(0.87)
In excess of net investment income	(0.60)	—	—	—	—	—
Net realized gain	—	(0.29)	(0.51)	(0.61)	—	—
Return of capital	—	(0.67)	(0.40)	—	(0.37)	(0.53)

Total distributions	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)

Net asset value, end of period	$16.16	$17.47	$18.45	$19.26	$24.36	$21.81

Market value, end of period	$14.24	$15.77	$15.78	$16.23	$21.92	$19.38

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(1)	2.82%*	2.42%	2.16%	1.68%	1.55%	1.60%
Net operating expenses, without leverage(1)	1.62%*	1.53%	1.49%	1.35%	1.26%	1.23%
Gross operating expenses(1)	2.82%*	2.47%	2.28%	1.86%	1.79%	1.92%
Net investment income	1.19%*	2.21%	3.67%	3.18%	4.02%	4.04%

SUPPLEMENTAL DATA:
Total return on market value(2)	(5.40)%	8.77%	6.26%	(20.19)%	21.14%	13.69%
Total return on net asset value(2)	(3.57)%	2.17%	3.19%	(15.50)%	18.61%	20.14%
Portfolio turnover rate	27%	49%	53%	30%	29%	20%
Net assets applicable to common stock, end of period (000s omitted)	$612,805	$662,659	$699,950	$730,504	$924,126	$827,071
Secured borrowing outstanding, end of period (000’s omitted)	$160,000	$160,000	$160,000	$160,000	$260,000	$260,000
Mandatory redeemable preferred shares, end of period (000’s omitted)	$100,000	$100,000	$100,000	$100,000	$—	$—
Asset coverage, on secured borrowings(3)	$5,455	$5,767	$6,000	$6,191	$4,554	$4,181
Asset coverage ratio on total leverage (borrowings and preferred shares), end of period(4)	336%	355%	369%	381%	455%	418%

*	Annualized
(1)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(2)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(3)	Represents value of net assets applicable to common stock plus the secured borrowings and preferred stock outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing.
(4)	Represents value of net assets applicable to common stock plus secured borrowings and preferred stock outstanding at period end divided by the borrowing and preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2018

(Unaudited)

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2018, the Fund estimated that 93.4% of the MLP distributions received would be treated as a return of capital.

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2014 to 2017 are subject to review.

D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser had contractually agreed to reimburse the Fund for certain expenses as a percentage of the Average Weekly Managed Assets for its first six years starting at 0.25% for the first two years and decreasing 0.05% each year thereafter. The reimbursement period began upon the completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage was adjusted on each anniversary of that date. The reimbursement period ended July 29, 2017.

B.      Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2018 were $69,513.

D.      Affiliated Shareholder: At April 30, 2018, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 8,506 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2018 were $240,874,079 and $251,669,722, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2E above. During the six months ended April 30, 2018, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

The average premiums received for call options written during the six months ended April 30, 2018, were $142,362 (including exercised options). The average premiums received amount is calculated based on the average daily premiums received for the days options were held during the six months ended April 30, 2018.

The following is a summary of the derivative activity reflected in the financial statements at April 30, 2018 and for the six months then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$269,331

Liabilities: Written options at value	(86,800)	Net change in unrealized appreciation (depreciation) on written options	142,158

Net asset (liability) balance	$(86,800)	Total net realized and unrealized gain (loss)	$411,989

Note 6. Distributions and Tax Information

At October 31, 2017, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$836,129,100	$141,903,655	$(59,866,372)	$82,037,283
Written options	(101,497)	—	(38,503)	(38,503)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.

The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.35 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

The tax character of distributions paid to common shareholders during the year ended October 31, 2017 was as follows:

10/31/17
Distributions paid from:
Ordinary income	$16,608,835
Long-term capital gains	10,852,324
Return of capital	25,640,569

Total distributions	$53,101,728

The tax character of distributions paid in 2018 will be determined at the Fund’s fiscal year end October 31, 2018.

Note 7. Floating Rate Mandatory Redeemable Preferred Shares:

In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.

Key terms of each series of MRP Shares at April 30, 2018 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
A	800,000	$20,000,000	3M LIBOR + 1.85%	4.16%	3.53%	8/24/2020
B	1,600,000	40,000,000	3M LIBOR + 1.90%	4.21%	3.58%	8/24/2022
C	1,600,000	40,000,000	3M LIBOR + 1.95%	4.26%	3.63%	8/24/2025

Total	4,000,000	$100,000,000

LIBOR—London Interbank Offered Rate

The Fund incurred costs in connection with the issuance of the MRP Shares (MRPS). These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $89,932 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

APRIL 30, 2018

(Unaudited)

unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRPS are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 8. Secured Borrowings

The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $210,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below 75% of the limit (the commitment fee). There were no commitment fees paid for the six months ended April 30, 2018. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2018, average daily borrowings under the Agreement and the weighted daily average interest rate were $160,000,000 and 2.380%, respectively. At April 30, 2018, the Fund had outstanding borrowings of $160,000,000 at a rate of 2.735% for a one-month term.

Note 10. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpgfund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility), and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted that when the Fund’s original Chief Investment Officer Deborah Jansen retired during 2016, the Adviser had a smooth process of succession planning whereby Eric Elvekrog, who had served as the Fund’s second portfolio manager since its inception, succeeded Ms. Jansen as Chief Investment Officer. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge

(“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 1-, 2-, 3-, 4-, and 5-year periods ended June 30, 2017. The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3-, and 5-year periods ended June 30, 2017, measured against two benchmarks: the Broadridge Sector Peer Group Average (leveraged closed-end equity funds selected by Broadridge) and a composite of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”). The Contracts Committee noted that, for the 1-, 3-, and 5-year periods ended June 30, 2017, the Fund’s NAV total return and its market value total return each underperformed the Broadridge Sector Peer Group Average. The Contracts Committee also noted that, for the same periods, the Fund’s NAV total return trailed the Composite Benchmark for the 1- and 3-year periods, while outperforming the Composite Benchmark for the 5-year period, and the Fund’s market value total return outperformed the Composite Benchmark for the 1-, 3-, and 5-year periods.

The Contracts Committee further considered that because current income is one of the components of Fund’s investment objective of total return, it was relevant to consider the Fund’s distribution rate as compared to the Composite Benchmark and its component indices. The Contracts Committee noted that, based on data provided by the Adviser, as of June 30, 2017, the Fund’s distribution rate, calculated on both an NAV and market value basis, exceeded the yield of the Composite Benchmark and each component of the Composite Benchmark, and also exceeded the yield of the broader markets, as represented by the S&P 500 Index. The Contracts Committee noted that the Fund’s managed distribution plan, adopted in 2015, provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a quarterly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 35 cent per share quarterly distribution level.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Broadridge expense group; (ii) the actual total expense rate was lower than the median of its Broadridge expense group on the basis of assets attributable to common stock, though higher than the median on a total assets basis; and (iii) the actual management fee rate was marginally higher than the median of its Broadridge expense group on the basis of assets attributable to common stock, but lower than the median on a total asset basis.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The reasons are that leverage-related expenses on a fund’s income statement are affected not only by the amount of leverage used, but also by the form and terms of such leverage, making direct comparisons between funds difficult. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted that the Fund was currently benefiting from a fee waiver. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account.

Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2019. On December 14, 2017, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2019.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 13, 2018. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common and preferred stock to serve until the Annual Meeting in the year 2021 or until their successor is duly elected and qualified:
Donald C. Burke	36,144,356	579,324
Clifford W. Hoffman**	36,144,278	609,402
Eileen A. Moran	36,153,269	570,411

*	Directors whose term of office continued beyond this meeting are as follows: Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Nathan I. Partain and David J. Vitale.
**	Resigned effective April 5, 2018.

Board of Directors

DAVID J. VITALE

Chairman

EILEEN A. MORAN

Vice Chairman

DONALD C. BURKE

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

NATHAN I. PARTAIN, CFA

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

DANIEL J. PETRISKO, CFA

Senior Vice President and Assistant Secretary

ERIC ELVEKROG, CFA, CPA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

WILLIAM J. RENAHAN

Vice President and Secretary

W. PATRICK BRADLEY, CPA

Vice President and Assistant Treasurer

NIKITA K. THAKER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included as part of the report to stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated March 13, 2018) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April 30, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date     6/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date     6/28/2018

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date     6/28/2018